UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2023

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WORTHINGTON INDUSTRIES INC

(Exact name of registrant as specified in its charter)

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Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road

Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02:

On September 27, 2023, Worthington Industries, Inc. (the “Registrant”) issued a news release (the “Financial News Release”) reporting results for the three-month period ended August 31, 2023 (the fiscal 2024 first quarter). A copy of the Financial News Release is included herewith as Exhibit 99.1 and is incorporated herein by this reference.

The Registrant has included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial News Release to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Please see the Financial News Release for further explanations of why the Registrant uses the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2023, John P. McConnell, then Executive Chairman of the Registrant, notified the Registrant of his retirement from the Registrant’s Board of Directors (the “Board”) and its committees, effective at the adjournment of the Registrant’s 2023 annual meeting of shareholders on September 27, 2023 (the “Annual Meeting”). As disclosed in the Registrant’s Current Report on Form 8-K filed on June 28, 2023, Peter Karmanos, Jr. also retired from the Board and its committees, effective at the adjournment of the Annual Meeting. In connection with the retirements of Mr. McConnell and Mr. Karmanos, the Board approved the reduction in the number of directors of the Registrant from 12 to 10 in accordance with Section 2.02(C) of the Registrant’s Code of Regulations, which reduction was effective at the adjournment of the Annual Meeting.

Also in connection with Mr. McConnell’s retirement, the Board elected John B. Blystone, the Registrant’s Lead Independent Director, as Executive Chairman of the Board. Mr. Blystone’s election as Executive Chairman of the Board became effective at the adjournment of the Annual Meeting. Upon Mr. Blystone’s election as Executive Chairman of the Registrant, he resigned from his positions as the Registrant’s Lead Independent Director and Chairman of the Registrant’s Compensation Committee. The Board elected Michael J. Endres as both the Registrant’s Lead Independent Director and Chairman of the Registrant’s Compensation Committee.

Item 8.01. Other Events.

On September 27, 2023, the Registrant issued a news release (the “Board Transition and Dividend Release”) announcing the Board transitions described in Item 5.02 of this Form 8-K and reporting that the Board declared a quarterly cash dividend of $0.32 per share in respect of the Registrant’s common shares. The dividend was declared on September 27, 2023, and is payable on December 15, 2023 to shareholders of record at the close of business on November 15, 2023. A copy of the Board Transition and Dividend Release is included with this Form 8‑K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) – (c)  Not applicable.

(d)           Exhibits:  The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Worthington Industries, Inc. on September 27, 2023 (Financial News Release)
99.2	News Release issued by Worthington Industries, Inc. on September 27, 2023 (Board Transition and Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES INC

Date: September 27, 2023	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy
Vice President - General Counsel and Secretary